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American Strategic Income Portfolio - 1998 Semiannual Report

1998 Semiannual Report




AMERICAN STRATEGIC
INCOME PORTFOLIO



ASP






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[LOGO]


CONTENTS

Portfolio Manager's Letter . . . . . . . . . . . . . . . . . . . . . . . . .1

Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . .4

Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . 14

Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20


AMERICAN STRATEGIC INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRIMARY INVESTMENTS
Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements***. Use of certain of these investments and investment techniques may cause the fund's net asset value*** to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.


--------------------------------------------------------------------------------
 AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------
 Based on net asset value for the periods ended May 31, 1998


                    AMERICAN STRATEGIC              Lehman Brothers Mutual
                     INCOME PORTFOLIO             Fund Gov't/Mortgage Index

                    ------------------            -------------------------
 ONE YEAR                11.41%                             10.65%
 FIVE YEAR                6.50%                              6.92%
 SINCE INCEPTION
  12/27/91                8.85%                              7.27%


The average annualized total returns for American Strategic Income Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year and since inception periods ended May 31, 1998, were 12.07%, 4.02% and 6.27%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts*** to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lehman Brothers Mutual Fund Government/Mortgage Index*** is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 1998.


*** This report includes a glossary to help you understand financial terms used in the report. When you see this symbol, it indicates a word that is defined in the glossary.

PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------
July 19, 1998
--------------------------------------------------------------------------------

[PHOTO]
JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio. He has 12 years of financial experience.
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998, AMERICAN STRATEGIC INCOME PORTFOLIO HAD A NET ASSET VALUE (NAV) TOTAL RETURN OF 4.57%.* This compares to a 3.99% return for the Lehman Brothers Mutual Fund Government/Mortgage Index. Over the same period, the fund's total return based on its market price was 1.93%. The fund continued to trade at a discount to its net asset value, with a market price of $11.63 and a net asset value of $12.98 as of May 31.

WE ARE PLEASED TO REPORT THAT THE FUND MAINTAINED ITS MONTHLY DIVIDEND AT 8 CENTS PER SHARE OVER THE REPORTING PERIOD. As you know, providing a high level of income is a primary objective of the fund. Despite a generally declining interest rate environment, the fund not only provided competitive and attractive income, but was able to add to its dividend reserve as well. The fund has held the dividend steady for the past 24 months.

THE MAJORITY OF THE FUND'S POSITIVE NAV PERFORMANCE IS ATTRIBUTABLE TO FALLING TREASURY YIELDS. Intermediate-term interest rates declined over the reporting period as inflation remained under control. During the six months ended May 31, the yield on three- to five-year Treasury securities fell by about 0.30%. Federal Reserve policymakers kept short-term interest rates steady despite vigorous growth within the U.S. economy.

WE REMAIN CONCERNED ABOUT PREPAYMENTS***, ESPECIALLY IN LIGHT OF THE DECLINING INTEREST RATE ENVIRONMENT IN WHICH THE FUND CURRENTLY OPERATES. Prepayments are occurring, and over time will impact the fund's income and dividend levels. Our first alternative for prepayments is to reinvest in additional mortgage products. However, in the absence of attractive investment alternatives, dollars received through prepayments are being used to pay down the fund's leverage position.


* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on May 31, 1998

[CHART]

Mortgage Servicing Rights                            1%
Short-Term Securities                                1%
Commercial Loans                                    19%
Multifamily Loans                                   23%
Single Family Loans                                 38%
Other Assets                                         1%
Private Fixed Rate Mortgage-Backed Securities        2%
U.S. Treasury Securities                            15%


DELINQUENT LOAN PROFILE

The chart below shows the percentage of single family loans** in the portfolio that are 30, 60, 90 or 120 days delinquent as of May 31, 1998, based on principal amounts outstanding.



Current                                           89.8%
--------------------------------------------------------------------------------
30 Days                                            4.2%
--------------------------------------------------------------------------------
60 Days                                            2.9%
--------------------------------------------------------------------------------
90 Days                                            0.1%
--------------------------------------------------------------------------------
120+ Days                                          3.0%
--------------------------------------------------------------------------------


* *As of May 31, 1998, there were no multifamily or commercial loans delinquent.

--------------------------------------------------------------------------------


*** This report includes a glossary to help you understand financial terms used in the report. When you see this symbol, it indicates a word that is defined in the glossary.

                 1  1998 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

[PHOTO]
DAVID STEELE
assists with the management of American Strategic Income Portfolio. He has 19 years of financial experience.
--------------------------------------------------------------------------------

WE ARE PLEASED WITH OUR ASSET ALLOCATION STRATEGY. The fund has maintained a diversified mix between single family, multifamily and commercial loans. As of May 31, the fund held approximately 470 single family loans on properties with an average remaining principal balance of approximately $62,000. On the same date, the fund had 15 multifamily loans with an average principal balance of approximately $1,156,000 and 12 commercial loans with an average principal balance of approximately $1,199,000.

ALTHOUGH CREDIT RISK IS INHERENT IN A FUND OF THIS NATURE, TO DATE WE HAVE BEEN ABLE TO MINIMIZE THE IMPACT OF SUCH RISK THROUGH EXTENSIVE RESEARCH. As of May 31, 89.8% of the fund's single family loans were current, and only 3% of such mortgages were 120 days or more overdue. As of the same date, none of the fund's multifamily or commercial mortgages were delinquent. The chart on the previous page displays delinquency rates. During the reporting period, principal credit gains on single family loans amounted to 0.76 cents per share. There were no losses on multifamily or commercial loans. Since the fund's inception, we have kept its principal losses due to foreclosure on single family loans to 6 cents per share. Also since inception, we have experienced no foreclosure losses on multifamily or commercial loans. When loans are foreclosed, we attempt to complete the process as quickly as possible. Any losses will first go against the borrower's investment, or equity. Although we would hope to receive all of the principal and interest owed to us on a foreclosed loan, it is likely that we may not be repaid in full.

THE FUND CONTINUES TO BORROW THROUGH REVERSE REPURCHASE AGREEMENTS AND INVEST THE PROCEEDS IN TREASURY SECURITIES AND NEW MORTGAGE LOANS. The Treasuries and mortgage loans act as collateral for the reverse

--------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------
We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 1998. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

Arizona              3%
California           8%
Colorado             4%
Florida              7%
Illinois             2%
Maryland             1%
Massachusetts        3%
Michigan             1%
Minnesota           14%
Missouri             1%
Montana              2%
Nevada               2%
New Hampshire        2%
New Jersey           3%
New Mexico           2%
New York             1%
North Carolina       3%
North Dakota         5%
Oklahoma             2%
Oregon               4%
Tennessee            6%
Texas               14%
Utah                 3%
Virginia             1%
Washington           5%

--------------------------------------------------------------------------------
                 2  1998 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

[PHOTO]
RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 11 years of financial experience.
--------------------------------------------------------------------------------

repurchase agreements. As of May 31, the amount of reverse repurchase agreements was equal to 21% of total assets. Please note that borrowing can potentially increase the fund's earnings, but it can also increase the volatility of the fund's net asset value. We attempt to moderate this potential volatility by purchasing short- to medium-term Treasuries.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO. During the last few years the multifamily and commercial loans in the portfolio have performed well and been positively impacted by positive trends in the real estate industry. Most analysts would agree that real estate markets have returned to equilibrium. The big question facing the real estate industry is whether it will maintain the discipline required to stay in equilibrium or revisit the excesses of the late 1980s and early 1990s. Certainly the criteria we use for purchasing loans remain intact and hopefully will hold up should industry trends turn negative. However, we would like to remind you that the fund is exposed to the ups and downs of real estate cycles. To the extent the real estate markets deteriorate, credit risk and the potential for credit losses will increase.

We believe that the fund's strategy will continue to provide attractive returns relative to other fixed-income investments, and we appreciate the opportunity to serve your investment needs.


Sincerely,


/s/ John Wenker

John Wenker
Portfolio Manager

--------------------------------------------------------------------------------
VALUATION OF WHOLE LOAN INVESTMENTS
--------------------------------------------------------------------------------
The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a Piper Capital pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of mortgage participations are determined no less frequently than weekly.

--------------------------------------------------------------------------------
                 3  1998 Semiannual Report - American Strategic Income Portfolio

            Financial Statements (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 1998
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $1,015,000)  ........     $76,340,943
Real estate owned (identified cost: $134,514) (note 2)  ....         137,567
Accrued interest receivable  ...............................         982,505
Other assets  ..............................................          17,521
                                                              -----------------
  Total assets  ............................................      77,478,536
                                                              -----------------

LIABILITIES:
Reverse repurchase agreements payable  .....................      16,000,000
Accrued investment management fee  .........................          33,537
Bank overdraft  ............................................          65,381
Accrued administrative fee  ................................          10,364
Accrued interest  ..........................................          81,035
Other accrued expenses  ....................................           3,944
                                                              -----------------
  Total liabilities  .......................................      16,194,261
                                                              -----------------
  Net assets applicable to outstanding capital stock  ......     $61,284,275
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............     $66,614,922
Undistributed net investment income  .......................         358,954
Accumulated net realized loss on investments  ..............      (8,252,340)
Unrealized appreciation of investments  ....................       2,562,739
                                                              -----------------

  Total - representing net assets applicable to capital
    stock  .................................................     $61,284,275
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost  ............     $73,781,257
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................     $61,284,275
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................       4,723,026
Net asset value  ...........................................     $     12.98
Market price  ..............................................     $     11.63

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        4  1998 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended May 31, 1998
 ................................................................................

INCOME:
Interest (net of interest expense of $454,775)  ............     $ 2,821,293
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee  .................................         187,138
Administrative fee  ........................................          61,086
Custodian and accounting fees  .............................          27,692
Transfer agent fees  .......................................          11,078
Reports to shareholders  ...................................          23,330
Mortgage servicing fees  ...................................         109,575
Directors' fees  ...........................................           7,733
Audit and legal fees  ......................................          48,736
Other expenses  ............................................          10,577
                                                              -----------------
  Total expenses  ..........................................         486,945
    Less expenses paid indirectly  .........................          (4,012)
                                                              -----------------

  Total net expenses  ......................................         482,933
                                                              -----------------

  Net investment income  ...................................       2,338,360
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on investments in securities  ............         370,266
Net realized gain on real estate owned  ....................          35,910
                                                              -----------------

  Net realized gain on investments  ........................         406,176
Net change in unrealized appreciation or depreciation of
  investments  .............................................         (53,328)
                                                              -----------------

  Net gain on investments  .................................         352,848
                                                              -----------------

    Net increase in net assets resulting from operations
      ......................................................     $ 2,691,208
                                                              -----------------
                                                              -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        5  1998 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 1998
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income  ...........................................     $ 2,821,293
Net expenses  ..............................................        (482,933)
                                                              -----------------
  Net investment income  ...................................       2,338,360
                                                              -----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable  ...................        (149,393)
  Net amortization of bond discount and premium  ...........           8,676
  Change in accrued fees and expenses  .....................          30,981
  Change in other assets  ..................................           3,994
                                                              -----------------
    Total adjustments  .....................................        (105,742)
                                                              -----------------

    Net cash provided by operating activities  .............       2,232,618
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................      18,773,910
Purchases of investments  ..................................     (20,943,707)
Net sales of short-term securities  ........................         915,000
                                                              -----------------

    Net cash used by investing activities  .................      (1,254,797)
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements  ...........       5,000,000
Retirement of fund shares  .................................      (6,752,825)
Distributions paid to shareholders  ........................      (2,267,052)
                                                              -----------------

    Net cash used by financing activities  .................      (4,019,877)
                                                              -----------------
Net decrease in cash  ......................................      (3,042,056)
Cash at beginning of period  ...............................       2,976,675
                                                              -----------------

    Cash at end of period  .................................     $   (65,381)
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase agreements
     .......................................................     $   421,651
                                                              -----------------
                                                              -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        6  1998 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                              SIX MONTHS ENDED
                                                                   5/31/98           YEAR ENDED
                                                                 (UNAUDITED)          11/30/97
                                                              -----------------   -----------------
OPERATIONS:
Net investment income  .....................................     $ 2,338,360         $ 5,082,236
Net realized gain on investments  ..........................         406,176             249,729
Net change in unrealized appreciation or depreciation of
  investments  .............................................         (53,328)            926,403
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations  ....       2,691,208           6,258,368
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................      (2,267,052)         (5,037,813)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....      (6,752,825)                 --
                                                              -----------------   -----------------
  Total increase (decrease) in net assets  .................      (6,328,669)          1,220,555

Net assets at beginning of period  .........................      67,612,944          66,392,389
                                                              -----------------   -----------------

Net assets at end of period  ...............................     $61,284,275         $67,612,944
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income  .......................     $   358,954         $   287,646
                                                              -----------------   -----------------
                                                              -----------------   -----------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        7  1998 Semiannual Report - American Strategic Income Portfolio

             Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      American Strategic Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition, the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a Piper Capital pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

--------------------------------------------------------------------------------

        8  1998 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 1998, loans representing 2.9% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 6.0% of total single family principal outstanding at May 31, 1998. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized gains of $35,910 or $0.01 per share on real estate sold during the six months ended May 31, 1998.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 1998, the fund owned two single family homes with an aggregate value of $137,567, or 0.2% of net assets.

                      MORTGAGE SERVICING RIGHTS
                      The fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 1998, the fund had no outstanding when-issued or forward commitments.

--------------------------------------------------------------------------------

        9  1998 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the six months ended May 31, 1998, the fund earned no such fees.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

--------------------------------------------------------------------------------

        10  1998 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      The fund has entered into an investment advisory agreement with Piper Capital Management Incorporated. In addition, Piper Capital provided services under an administration agreement through April 30, 1998. Effective May 1, 1998, the fund entered into an administration agreement with U.S. Bank, an affiliate of the advisor.

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the six months ended May 31, 1998, the effective annualized investment management fee incurred by the fund was 0.61%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the six months ended May 31, 1998, the fund paid $5,034 for custody services to U.S. Bank N.A., an affiliate of the fund's advisor. Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities and dollar roll transactions, for the six months ended May 31, 1998, aggregated $20,935,031 and $18,773,910, respectively. Included in proceeds from sales are $35,910 from sales of real estate owned.

--------------------------------------------------------------------------------

        11  1998 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

(5) CAPITAL LOSS
    CARRYOVER
 ................................
                      For federal income tax purposes, the fund had capital loss carryovers at November 30, 1997, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                            CARRYOVER     EXPIRATION
                                          -------------   ----------
                                            $  185,268       2002
                                             8,473,248       2003
                                          -------------
                                            $8,658,516
                                          -------------
                                          -------------

(6) REPURCHASE OFFER
 ................................
                      The fund's board of directors concluded that an offer to repurchase up to 10% of the fund's outstanding shares would be in the best interests of shareholders. Accordingly, the board authorized such an offer as part of a settlement agreement reached in connection with class action litigation involving the fund and seven other closed-end investment companies managed by Piper Capital Management Incorporated.

                      The repurchase offer was sent to shareholders in October 1997, and the deadline for submitting shares for repurchase was 5 p.m. Central Time on November 17, 1997. The repurchase price was determined on December 1, 1997 at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares and the number of shares accepted for tender, the repurchase price per share and proceeds (including tender fees) paid by the fund were as follows:

 PERCENTAGE     SHARES      REPURCHASE      PROCEEDS
  TENDERED     TENDERED        PRICE          PAID
 ----------   -----------   -----------   ------------
    10%         524,695       $12.87       $6,752,825

(7) ADVISOR
    ACQUISITION
 ................................
                      On May 1, 1998, Piper Jaffray Companies Inc., the parent company of the fund's investment advisor, was acquired by U.S. Bancorp.

                      U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of March 31, 1998, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of nearly $70.9 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of March 31, 1998, U.S. Bank, acting through its First American Asset Management group, managed more than $65.3 billion in assets, including approximately $23.3 billion in assets of the First American Funds.

                      Under the Investment Company Act of 1940, as amended, consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp resulted in the assignment and automatic termination of the fund's investment advisory agreement with Piper Capital Management Incorporated. The fund has entered into a new investment advisory agreement with Piper Capital Management, which shareholders will be asked to approve at the fund's annual meeting in August. Shareholders will also be asked to approve a new investment advisory agreement with U.S. Bank which, if approved, will replace the agreement between the fund and Piper Capital Management.

--------------------------------------------------------------------------------

        12  1998 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO

                                           Six Months
                                             Ended         Year        Year        Year        Year        Year
                                            5/31/98        Ended       Ended       Ended       Ended       Ended
                                          (Unaudited)    11/30/97    11/30/96    11/30/95    11/30/94    11/30/93
                                          ------------   ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of period ...     $12.88        $12.65      $13.13      $12.63      $15.79      $14.89
                                          ------------   ---------   ---------   ---------   ---------   ---------
Operations:
  Net investment income ................       0.50          0.97        0.97        1.09        1.41        1.79
  Net realized and unrealized gains
    (losses) on investments ............       0.08          0.22       (0.10)       1.11       (3.22)       0.61
                                          ------------   ---------   ---------   ---------   ---------   ---------
    Total from operations ..............       0.58          1.19        0.87        2.20       (1.81)       2.40
                                          ------------   ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income ...........      (0.48)        (0.96)      (1.35)      (1.70)      (1.15)      (1.50)
  From net realized gains on
    investments ........................         --            --          --          --       (0.20)         --
                                          ------------   ---------   ---------   ---------   ---------   ---------
    Total distributions to
      shareholders .....................      (0.48)        (0.96)      (1.35)      (1.70)      (1.35)      (1.50)
                                          ------------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period .........     $12.98        $12.88      $12.65      $13.13      $12.63      $15.79
                                          ------------   ---------   ---------   ---------   ---------   ---------
                                          ------------   ---------   ---------   ---------   ---------   ---------
Per-share market value, end of
  period ...............................     $11.63        $11.88      $11.00      $12.25      $13.00      $16.38
                                          ------------   ---------   ---------   ---------   ---------   ---------
                                          ------------   ---------   ---------   ---------   ---------   ---------
SELECTED INFORMATION
Total return, net asset value (a) ......       4.57%         9.83%       7.12%      18.27%     (11.87)%     16.80%
Total return, market value (b) .........       1.93%        17.41%       1.29%       7.75%     (12.59)%     10.75%
Net assets at end of period (in
  millions) ............................     $   61        $   68      $   66      $   69      $   67      $   84
Ratio of expenses to average weekly net
  assets including interest expense
  (c) ..................................       3.08%(f)      2.56%       2.94%       3.29%       3.34%       3.00%
Ratio of expenses to average weekly net
  assets excluding interest expense
  (c) ..................................       1.59%(f)      1.47%       1.50%       1.72%       1.69%       1.69%
Ratio of net investment income to
  average weekly net assets ............       7.66%(f)      7.68%       7.67%       8.26%      10.00%      11.52%
Portfolio turnover rate (excluding
  short-term securities) ...............         25%           61%         63%        120%         74%         50%
Amount of borrowings outstanding at end
  of period (in millions) (d) ..........     $   16        $   11      $   14      $   15      $   28      $   32
Per-share amount of borrowings
  outstanding at end of period .........     $ 3.39        $ 2.10      $ 2.67      $ 2.84      $ 5.16      $ 6.04
Per-share amount of net assets,
  excluding borrowings, at end of
  period ...............................     $16.37        $14.98      $15.32      $15.97      $17.79      $21.83
Asset coverage ratio (e) ...............        483%          715%        574%        563%        345%        361%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.02%, 0.23%, AND 0.22% FROM FEDERAL EXCISE TAXES IN FISCAL 1995, 1994 AND 1993, RESPECTIVELY.
(d) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID ASSETS ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(e) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(f)  ANNUALIZED.

--------------------------------------------------------------------------------

        13  1998 Semiannual Report - American Strategic Income Portfolio

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO                                                                     May 31, 1998
 ...................................................................................................................

                                                             Date
Description of Security                                    Acquired   Par Value           Cost          Market Value
---------------------------------------------------------  --------  -----------      ------------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (19.4%):
  U.S. GOVERNMENT SECURITIES (19.4%):
    6.63%, U.S. Treasury Note, 3/31/02 ..................  5/12/98   $11,500,000(b)   $ 11,863,949      $ 11,898,475
                                                                                      ------------      ------------

PRIVATE MORTGAGE-BACKED SECURITIES (E) (1.9%):
  FIXED RATE (1.9%):
    10.10%, First Boston, Series 1992-1, Class B-2,
      1/15/01 ...........................................   5/1/92     1,000,000           976,626         1,005,000
    12.97%, Minnesota Mortgage Corporation, 7/25/14        5/18/92        78,313            80,125            79,487
    12.26%, Minnesota Mortgage Corporation, 10/25/14       5/18/92        53,853            55,094            54,661
    12.38%, Minnesota Mortgage Corporation, 3/25/15        5/18/92        31,695            32,437            31,695
                                                                                      ------------      ------------

      Total Private Mortgage-Backed Securities ..........                                1,144,282         1,170,843
                                                                                      ------------      ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (100.8%):
  COMMERCIAL LOANS (24.6%):
    Bekins Building, 8.50%, 10/1/04 .....................   9/2/97     1,142,032         1,142,032         1,197,129
    James Plaza, 8.55%, 12/1/01 .........................  11/15/96    1,179,238         1,179,238         1,218,515
    Main Street Office Building, 8.50%, 11/1/07 .........  10/21/97      894,674           893,183           939,408
    One Eastern Heights Office Building, 8.33%,
      12/1/07 ...........................................  11/7/97     1,094,443         1,094,443         1,149,166
    Pacific Periodicals Building, 8.15%, 1/1/08 .........  12/9/97     1,374,278         1,374,278         1,431,128
    Pine Island Office Building, 8.15%, 11/2/02 .........  10/8/97     1,617,805         1,617,805         1,661,112
    Rice Street Convention Center, 9.10%, 2/1/04 .         1/23/97       838,202           838,202           880,112
    Schendel Office Building, 8.32%, 10/1/07 ............  9/30/97     1,191,440         1,191,440         1,250,254
    Schendel Retail Center, 8.70%, 9/1/07 ...............  8/28/97       839,152           839,152           881,110
    Shallowford Business Park, 9.25%, 7/1/01 ............  6/25/96     1,616,298         1,616,119         1,697,113
    Sherwin Williams, 8.63%, 1/1/04 .....................  12/20/96    1,426,751         1,426,751         1,498,089
    Stephens Retail Center, 9.35%, 8/1/03 ...............   9/6/96     1,179,413         1,174,499         1,238,383
                                                                                      ------------      ------------
                                                                                        14,387,142        15,041,519
                                                                                      ------------      ------------

                                                             Date
Description of Security                                    Acquired   Par Value           Cost          Market Value
---------------------------------------------------------  --------  -----------      ------------      ------------

  MULTIFAMILY LOANS (28.9%):
    Applewood Manor, 8.75%, 1/1/01 ......................  12/23/93  $   674,645      $    671,272      $    698,497
    Boca Bend Apartments, 11.75%, 5/1/00 ................  4/25/95       573,084           564,010           559,237
    Essex Place I, 9.58%, 9/30/12 .......................  9/25/92     2,105,971         2,084,911         1,970,748
    Franklin Woods Apartments, 9.90%, 3/1/10 ............  2/24/95     1,270,004         1,266,571         1,333,505
    Fremont Plaza Apartments, 9.75%, 4/1/02 .............  2/28/95       704,797           697,749           732,989
    Garden Oaks Apartments, 8.55%, 4/1/06 ...............   3/7/96     1,816,145         1,812,737         1,906,952
    Kings Creek Apartments, 10.00%, 5/1/97 ..............  10/14/94    1,300,000         1,283,100         1,300,000
    Mark Twain Apartments, 8.00%, 2/1/03 ................   1/9/98       996,824           996,824         1,031,322
    Park Place Apartments, 8.38%, 7/1/02 ................  6/13/95     1,537,617         1,523,095         1,596,267
    Royal Knight Apartments, 8.50%, 4/1/06 ..............   3/4/96     1,573,592         1,570,150         1,652,271
    Rush Oaks Apartments, 7.90%, 12/1/07 ................  11/26/97      551,995           551,995           576,064
    Stanley Court Apartments, 8.50%, 11/1/02 ............  10/31/95    1,077,813         1,074,383         1,125,609
    Vanderbilt Condominiums, 8.50%, 8/1/00 ..............  7/13/95       806,493           803,072           827,387
    Westgate Apartments, 10.00%, 2/1/08 .................  1/28/93     1,373,047         1,359,316         1,386,777
    Westhollow Place Apartments, 8.58%, 4/1/03 ..........  3/20/96       983,751           973,914         1,032,723
                                                                                      ------------      ------------
                                                                                        17,233,099        17,730,348
                                                                                      ------------      ------------

  SINGLE FAMILY LOANS (47.3%):
    Aegis, 9.00%, 3/26/10 .                                10/26/95      243,291           230,217           245,580
    Aegis II, 9.55%, 1/28/14 .                             12/28/95      479,847           439,659           493,971
    American Bank, Mankato, 9.21%, 12/10/12 .............  12/15/92      104,048            84,945           106,535
    American Portfolio, 7.57%, 10/18/15 .................  7/18/95       259,224           246,928           255,920
    Anivan, 8.69%, 4/14/12 ..............................  6/14/96       265,573           265,328           270,921
    Bank of New Mexico, 9.21%, 3/31/10 ..................  5/31/96       947,972(b)        930,501           953,360
    Bluebonnet Savings and Loan, 11.35%, 8/31/10 ........  5/12/92       106,973           104,816           101,826
    Bluebonnet Savings and Loan, 8.43%, 8/31/10 .          5/12/92     1,230,736         1,127,571         1,237,186
    CLSI Allison Williams, 9.92%, 8/1/17 ................  2/28/92       584,366           537,472           600,241
    Crossroads Savings and Loan, 9.08%, 1/1/21 .           12/23/91      443,119           416,730           454,043
    Crossroads Savings and Loan, 9.28%, 1/1/21 .           12/23/91      398,469           376,837           396,910
    Fairbanks II, Utah, 8.00%, 8/20/10 ..................  7/30/92        52,210            44,037            53,140

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        14  1998 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                             Date
Description of Security                                    Acquired   Par Value           Cost          Market Value
---------------------------------------------------------  --------  -----------      ------------      ------------
    Fairbanks, Utah, 10.24%, 9/23/15 ....................  5/21/92   $   110,203      $     93,535      $    110,529
    First Boston Mortgage Pool #5, 9.12%, 6/29/03 .......  6/23/92       363,144           296,786           368,434
    Hamilton Financial, 8.22%, 6/29/10 ..................   7/8/92       121,998           111,933           118,602
    Huntington MEWS, 9.26%, 8/1/17 ......................  1/17/92     1,308,539(b)      1,119,637         1,225,010
    Knutson Mortgage Portfolio #1, 8.77%, 8/1/17 ........  2/19/92     1,068,394         1,019,489         1,032,103
    Knutson Mortgage Portfolio #2, 9.39%, 9/25/17 .......  5/26/92     1,368,351(b)      1,261,620         1,406,757
    McClemore, Matrix Funding Corporation, 10.62%,
      9/30/12 ...........................................   9/9/92     1,228,977         1,167,528         1,216,846
    Meridian, 9.77%, 12/1/20 ............................  12/21/92      852,911           813,464           873,693
    Nomura III, 8.94%, 4/29/17 ..........................  9/29/95     2,113,345         1,910,334         2,052,212
    Norwest II, 7.66%, 11/27/22 .........................  2/27/96     2,470,642(b)      2,458,337         2,459,428
    Norwest III, 7.67%, 11/27/22 ........................  2/27/96     1,578,810         1,578,867         1,573,263
    Norwest V, 8.54%, 2/3/25 ............................   9/3/96     3,552,317(b)      3,488,020         3,586,593
    Norwest X, 7.84%, 2/1/22 ............................  3/12/98     6,254,897         6,265,530         6,234,944
    Rand Mortgage Corporation, 9.71%, 8/1/17 ............  2/21/92       287,225           235,418           294,994
    Salomon II, 9.55%, 11/23/14 .........................  12/23/94      908,095           790,443           928,654
    Valley Bank of Commerce, N.M., 8.62%, 8/31/10 .......   5/6/92       359,827           306,092           358,601
                                                                                      ------------      ------------
                                                                                        27,722,074        29,010,296
                                                                                      ------------      ------------

      Total Whole Loans and Participation Mortgages .....                               59,342,315        61,782,163
                                                                                      ------------      ------------

MORTGAGE SERVICING RIGHTS (E,G) (0.8%):
    Matrix Servicing Rights, 18.07%, 7/10/22 ............  7/10/92                         415,711           474,462
                                                                                      ------------      ------------

SHORT-TERM SECURITIES (1.7%):
    Repurchase agreement with Goldman Sachs, interest of
      $474, 5.60%, 6/1/98 ...............................  5/29/98     1,015,000(b)      1,015,000         1,015,000
                                                                                      ------------      ------------

      Total Investments in Securities (h) ...............                             $ 73,781,257      $ 76,340,943
                                                                                      ------------      ------------
                                                                                      ------------      ------------

(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON MAY 31, 1998, SECURITIES VALUED AT $20,129,973 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                               NAME OF BROKER
              ACQUISITION                          ACCRUED     AND DESCRIPTION
   AMOUNT        DATE       RATE**        DUE     INTEREST      OF COLLATERAL
------------  ----------  -----------  ---------  ---------  -------------------
$ 11,000,000    5/1/98         5.59%    6/1/98    $  52,914              (1)
   5,000,000*   5/1/98         6.53%    6/1/98       28,121              (2)
------------                                      ---------
$ 16,000,000                                      $  81,035
------------                                      ---------
------------                                      ---------

* THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $15,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON ANY UNUSED PORTION OF THE $15,000,000 LENDING COMMITMENT.
** INTEREST RATE AS OF MAY 31, 1998. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR).

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
         (1) NOMURA; U.S. TREASURY NOTE, 6.63%, 3/31/02, $10,650,000 PAR
         (2) NOMURA; BANK OF NEW MEXICO, 9.21%, 3/31/10, $872,816 PAR
            HUNTINGTON MEWS, 9.26%, 8/1/17, $1,308,539 PAR
            KNUTSON MORTGAGE PORTFOLIO #2, 9.39%, 9/25/17, $1,368,351 PAR NORWEST II, 7.66%, 11/27/22, $2,456,521 PAR
            NORWEST V, 8.54%, 2/3/25, $3,125,874 PAR
(C) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 1998. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 1998.
(D) MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE-FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
         BEKINS BUILDING - COLORADO SPRINGS, CO
         JAMES PLAZA - HOUSTON, TX
         MAIN STREET OFFICE BUILDING - PARK CITY, UT
         ONE EASTERN HEIGHTS OFFICE BUILDING - WOODBURY, MN
         PACIFIC PERIODICALS BUILDING - LAKEWOOD, WA
         PINE ISLAND OFFICE BUILDING - PLANTATION, FL
         RICE STREET CONVENTION CENTER - ROSEVILLE, MN
         SCHENDEL OFFICE BUILDING - BEAVERTON, OR
         SCHENDEL RETAIL CENTER - BEAVERTON, OR
         SHALLOWFORD BUSINESS PARK - CHATTANOOGA, TN
         SHERWIN WILLIAMS - ORLANDO, FL
         STEPHENS RETAIL CENTER - MISSOULA, MT

MULTIFAMILY LOANS:
         APPLEWOOD MANOR - DULUTH, MN
         BOCA BEND APARTMENTS - BOCA RATON, FL
         ESSEX PLACE I - ROCHESTER, MN
         FRANKLIN WOODS APARTMENTS - FRANKLIN, NH
         FREMONT PLAZA APARTMENTS - LAS VEGAS, NV
         GARDEN OAKS APARTMENTS - COON RAPIDS, MN
         KINGS CREEK APARTMENTS - DALLAS, TX
         MARK TWAIN APARTMENTS - MESA, AZ
         PARK PLACE APARTMENTS - GRAND FORKS, ND
         ROYAL KNIGHT APARTMENTS - MEMPHIS, TN
         RUSH OAKS APARTMENTS - LA PORTE, TX
         STANLEY COURT APARTMENTS - BLOOMINGTON, MN
         VANDERBILT CONDOMINIUMS - AUSTIN, TX
         WESTGATE APARTMENTS - BISMARCK, ND
         WESTHOLLOW PLACE APARTMENTS - HOUSTON, TX

SINGLE FAMILY LOANS:
         AEGIS - 14 LOANS, MIDWESTERN UNITED STATES
         AEGIS II - 7 LOANS, MIDWESTERN UNITED STATES
         AMERICAN BANK, MANKATO - 4 LOANS, SOUTHWESTERN MINNESOTA
         AMERICAN PORTFOLIO - 7 LOANS, TEXAS AND CALIFORNIA
         ANIVAN - 4 LOANS, UNITED STATES
         BANK OF NEW MEXICO - 20 LOANS, NEW MEXICO

--------------------------------------------------------------------------------

        15  1998 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

         BLUEBONNET SAVINGS AND LOAN - 46 LOANS, SAN ANTONIO, TEXAS
         CLSI ALLISON WILLIAMS - 30 LOANS, LAS MESA, SEMINOLE AND ANDREWS, TEXAS
         CROSSROADS SAVINGS AND LOAN - 24 LOANS, TULSA, OKLAHOMA
         FAIRBANKS II, UTAH - 1 LOAN, FAIRBANKS AND SALT LAKE CITY, UTAH
         FAIRBANKS, UTAH - 3 LOANS, FAIRBANKS AND SALT LAKE CITY, UTAH
         FIRST BOSTON MORTGAGE POOL #5 - 13 LOANS, UNITED STATES
         HAMILTON FINANCIAL - 1 LOAN, CALIFORNIA
         HUNTINGTON MEWS - 28 LOANS, CAMDEN, NEW JERSEY
         KNUTSON MORTGAGE PORTFOLIO #1 - 21 LOANS, MIDWESTERN UNITED STATES
         KNUTSON MORTGAGE PORTFOLIO #2 - 17 LOANS, MIDWESTERN UNITED STATES
         MCCLEMORE, MATRIX FUNDING CORPORATION - 14 LOANS, NORTH CAROLINA
         MERIDIAN - 13 LOANS, CALIFORNIA
         NOMURA III - 35 LOANS, MIDWESTERN UNITED STATES
         NORWEST II - 26 LOANS, MIDWESTERN UNITED STATES
         NORWEST III - 15 LOANS, MIDWESTERN UNITED STATES
         NORWEST V - 27 LOANS, MIDWESTERN UNITED STATES
         NORWEST X - 47 LOANS, MIDWESTERN UNITED STATES
         RAND MORTGAGE CORPORATION - 7 LOANS, HOUSTON AND AUSTIN, TEXAS
         SALOMON II - 21 LOANS, MIDWESTERN UNITED STATES
         VALLEY BANK OF COMMERCE, N.M. - 23 LOANS, NEW MEXICO
(E)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 1998, THE TOTAL
     MARKET VALUE OF THESE INVESTMENTS WAS $63,427,468 OR 103.5% OF TOTAL NET
     ASSETS.
(F)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(G)  INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT
     COST BASIS AND ESTIMATED FUTURE CASH FLOWS.
(H)  ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS
     UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES,
     INCLUDING REAL ESTATE OWNED, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  2,722,667
      GROSS UNREALIZED DEPRECIATION ......      (159,928)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  2,562,739
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

        16  1998 Semiannual Report - American Strategic Income Portfolio
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                19  1998 Semiannual Report - American Strategic Income Portfolio

GLOSSARY OF TERMS***
--------------------------------------------------------------------------------

BENCHMARK INDEX
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments. This particular fund carries more credit risk than the securities in its benchmark index. Therefore, during favorable real estate markets, the fund should outperform its benchmark (barring foreclosures). At the same time, unfavorable real estate markets could cause underperformance.

DISCOUNT
Closed-end fund shares may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

NET ASSET VALUE
Net asset value (or NAV) is the value of the fund's assets less its liabilities divided by the number of shares outstanding.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement is an agreement between a seller of securities (the fund) and a buyer, whereby the fund receives cash and pays interest and agrees to buy back the same securities at an agreed upon price on a stated date. Reverse repurchase agreements are considered a form of borrowing.

RISK
All funds that invest in mortgage-related securities are subject to certain risks. Following is a brief summary of some of the primary risks associated with mortgage-related assets. It does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a faster-than-anticipated prepayment rate will reduce the fund's yield and a slower-than-anticipated prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments (REINVESTMENT RISK).

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates - otherwise known as INTEREST RATE RISK. When rates increase, the value of these securities decreases. Conversely, when rates decline, the value of these securities rises. However, mortgage-related assets may benefit less from declining interest rates than other fixed income securities because of prepayment risk.

This particular fund's mortgage loans are also subject to real estate risk and credit risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face more significant CREDIT RISK than other mortgage-related securities. Credit risk is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values and could also occur following natural disasters such as a flood or earthquake, for which a property may be uninsured. Mortgage loans are also subject to REAL ESTATE RISKS including property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage loan.


*** This report includes a glossary to help you understand financial terms used in the report. When you see this symbol, it indicates a word that is defined in the glossary.

--------------------------------------------------------------------------------
                20  1998 Semiannual Report - American Strategic Income Portfolio

FOR MORE INFORMATION

BY PHONE [GRAPHIC]

800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [GRAPHIC]
Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.

ON-LINE [GRAPHIC]
http://www.piperjaffray.com/

      [LOGO]   NOT FDIC INSURED       NO BANK GUARANTEE       MAY LOSE VALUE


[GRAPHIC]
THIS DOCUMENT IS PRINTED ON PAPER MADE FROM 100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

#21510 7/1998 158-98